INCOME TAXES INCOME TAXES (Narrative Details for Unrecognized Tax Benefits) (Details) - USD ($) $ in Millions	12 Months Ended
	Jun. 26, 2019	Jun. 27, 2018
Income Tax Disclosure [Abstract]
Amount that would affect the effective tax rate if recognized	$ 2.7	$ 3.1
Income tax penalties and interest accrued	0.3	0.5
Income tax penalties and interest accrued, net of deferred tax benefits	0.2	0.4
Federal deferred tax benefit	$ 0.1	$ 0.1